THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES,
                        SERIES D, E, F, G, H, J, K AND L
       GOVERNMENT SECURITIES INCOME FUND U.S. GOVERNMENT ZERO COUPON BOND
                                 SERIES 3 AND 8

                          SUPPLEMENT TO THE PROSPECTUS

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has tendered its resignation as Sponsor of the unit investment trusts listed above. Fixed Income Securities, L.P. (FIS) has been appointed as successor Sponsor for these trusts.

     Established in 1979, FIS specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. FIS acts as a sponsor to unit investment trusts through its Advisor's Asset Management division. FIS headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the Advisor's Asset Management division can be contacted at 8100 East 22nd Street North,
Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. FIS is a registered broker-dealer and investment adviser, a member of the National Association of Securities Dealers, Inc. (NASD) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board (MSRB).

Supplement Dated:  January 23, 2007
























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